UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31,2023

Kronos Advanced Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30191	87-0440410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2501 Garfield Avenue, Parkersburg, WV	61018
(Address of principal executive offices)	(Zip code)

(323)680-4772

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to the 1933 Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	KNOS	OTC MARKETS

Item 8.01 - Other Events

Kronos Advanced Technologies Inc pays off $2.6m debt to West Virginia Economic Development Authority leaving remaining real estate and electronics manufacturing equipment free and clear.

Parkersburg   WV – 04/02/ 2024 – Kronos Advanced Technologies Inc., a leader in innovative air purification and health technology, today announced the successful sale of a portion of its industrial manufacturing space. This strategic move has not only generated profits for the company but has also enabled the full repayment of its loan with the West Virginia Economic Development Authority (WVEDA), thereby strengthening the company’s financial position and future growth prospects.

The sale of the manufacturing space is part of Kronos Advanced Technologies’ ongoing strategy to optimize its asset portfolio and focus on core business areas where it sees the highest growth potential. The transaction has led to a substantial profit, details of which was used to clear the company’s debt obligations, thereby demonstrating Kronos’ commitment to financial stability and operational efficiency.

As a result of this transaction, Kronos Advanced Technologies has completely paid off its loan with WVEDA. This significant financial milestone underscores the company's strong commitment to sustainable growth and fiscal responsibility. The full repayment of the loan reflects positively on Kronos’ balance sheet and enhances its ability to invest in new technologies and market expansion.

Furthermore, the remaining real estate and manufacturing space, post-transaction, is now valued at more than $1,000,000.00.

This valuation highlights the intrinsic value of Kronos Advanced Technologies’ assets and provides a solid foundation for future growth and expansion. The company’s remaining manufacturing space is free and clear of any encumbrances, providing Kronos with increased flexibility and capacity to scale its operations and accelerate its growth trajectory.

Joseph Florence, COO of Kronos Advanced Technologies, commented, “This strategic divestiture and the complete repayment of our WVEDA loan mark significant milestones for Kronos. They reflect our ongoing commitment to optimizing our asset base, strengthening our balance sheet, and focusing on the areas of greatest opportunity for our business. We are now better positioned than ever to capitalize on market opportunities and drive sustainable growth for our shareholders.”

“Kronos Advanced Technologies remains committed to its mission of delivering innovative air purification and health technology solutions to its customers. The company is well-positioned to continue its trajectory of growth and innovation, with a clear focus on delivering value to its customers, employees, and shareholders”-Commented Greg Rubin, Interim CEO.

The Company is an exclusive distributor and licensee of the latest generation of air purifiers based on the Company's CORE technologies.

The Company markets its products as Airdog® and KRONOS® brands. All Kronos products come with Kronos Promise ™ -Your Satisfaction is Guaranteed!

Company offices are located in Parkersburg, West Virginia.

Shopping portal:  www.KronosAIR.com

Follow KNOS on X: https://www.X.com/kronosAIR

Follow KNOS on Facebook: https://www.facebook.com/kronosati

Follow KNOS on Instagram: https://www.instagram.com/kronos_ati/

Follow KNOS on Youtube: https://www.youtube.com/@KronosAdvancedTechnologies

Follow KNOS on Reddit: https://www.reddit.com/user/Kronos_ATI

Follow KNOS on LinkedIn: https://www.linkedin.com/company/kronos-advanced-techngologies-inc

Contact us via info@kronosati.co or visit https://www.kronosati.co

Disclaimer

This filing does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service by Kronos Advanced Technologies Inc or any other third party regardless of whether such security, product, or service is referenced in this press release. Furthermore, nothing in this press release is intended to provide tax, legal, or investment advice, and nothing in it should be construed as a recommendation to buy, sell, or hold any investment or security or to engage in any investment strategy or transaction. Kronos Advanced Technologies does not represent that the securities, products, or services discussed in this press release are suitable for any particular investor. You are solely responsible for determining whether any investment, investment strategy, security, or related transaction is appropriate for you based on your personal investment objectives, financial circumstances, and risk tolerance. You should consult your business advisor, attorney, and/or tax and accounting advisor regarding your specific business, legal, or tax situation.

Social Media Disclaimer and Forward-Looking Statements.

Kronos Advanced Technologies investors and others should note that we announce material information to the public about the Company through various means, including our website (https://www.kronosati.co/investors), press releases, OTCmarkets filings, public conference calls, via our corporate Social Media accounts, listed above.We encourage our investors and others to monitor and review the information we make public in these locations, as such information could be deemed to be material information. Please note that this list may be updated from time to time. Certain statements contained in this press release may constitute "forward-looking statements." Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the OTC Markets at OTCMarkets.com. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, governmental and public policy changes, the Company's ability to raise capital on acceptable terms, if at all, the Company's successful development of its products and the integration into its existing products and the commercial acceptance of the Company's products. The forward-looking statements included in this press release represent the Company's views as of the date of this press release, and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2024

By:/s/ Greg Rubin

Title: Chairman, Interim CEO